Vessel Charters	9 Months Ended
Sep. 30, 2016
Leases [Abstract]
Vessel Charters
Vessel Charters

a) The minimum estimated charter hire payments for the remainder of the year and the next four fiscal years, as at September 30, 2016, for the Partnership’s vessels chartered-in and vessels chartered-out are as follows:

	Remainder of 2016	2017	2018	2019	2020
Vessel Charters (i)	$	$	$	$	$
Charters-in – capital leases (ii)	9,485	61,019	57,361	30,065	30,147

Charters-out – operating leases (iii)	109,164	337,105	372,902	404,480	393,827
Charters-out – direct financing leases (iv)	19,435	218,386	187,977	53,341	53,487
	128,599	555,491	560,879	457,821	447,314

(i)
The Partnership owns 69% of Teekay BLT Corporation (or Teekay Tangguh Joint Venture) and the Teekay Tangguh Joint Venture is a party to operating leases whereby it is leasing the Tangguh Hiri and Tangguh Sago liquefied natural gas (or LNG) carriers (or the Tangguh LNG Carriers) to a third party, which is in turn leasing the vessels back to the joint venture. The table does not include the Partnership’s minimum charter hire payments to be paid and received under these leases, which are described in more detail in Note 5 to the Partnership’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year ended December 31, 2015. Under the terms of the leasing arrangement for the Tangguh LNG Carriers, whereby the Teekay Tangguh Joint Venture is the lessee, the lessors claim tax depreciation on its lease of these vessels. As is typical in these types of leasing arrangements, tax and change of law risks are assumed by the lessee. Lease payments under the lease arrangements are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lessor is entitled to increase the lease payments to maintain its agreed after-tax margin.

The carrying amount of tax indemnification guarantees of the Partnership relating to the leasing arrangement through the Teekay Tangguh Joint Venture as at September 30, 2016 was $7.6 million (December 31, 2015 – $8.0 million) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets. The tax indemnification is for the duration of the lease contracts with the third parties plus the years it would take for the lease payments to be statute barred, which will end in 2033 for the vessels. Although there is no maximum potential amount of future payments, the Teekay Tangguh Joint Venture may terminate the lease arrangement on a voluntary basis at any time. If the lease arrangement terminates, the Teekay Tangguh Joint Venture will be required to pay termination sums to the lessor sufficient to repay the lessor’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation.

(ii)
As at September 30, 2016, the Partnership was a party, as lessee, to capital leases on two Suezmax tankers, the Teide Spirit and Toledo Spirit. Under these capital leases, the owner has the option to require the Partnership to purchase the two vessels. The charterer, who is also the owner, also has the option to cancel the charter contracts. The amounts in the table assume the owner will not exercise its options to require the Partnership to purchase either of the vessels from the owner, but rather it assumes the owner will cancel the charter contracts when the cancellation right is first exercisable, which is the thirteenth anniversary of each respective contract in 2017 and 2018.

The Partnership was also a party to capital leases on two of its LNG carriers, the Creole Spirit and Oak Spirit. Upon delivery of the Creole Spirit in February 2016 and the Oak Spirit in July 2016, the Partnership sold these vessels to a third party and leased them back under 10-year bareboat charter contracts ending in 2026. The bareboat charter contracts are accounted for as capital leases. The obligations of the Partnership under the bareboat charter contracts are guaranteed by the Partnership. In addition, the guarantee agreements require the Partnership to maintain minimum levels of tangible net worth and aggregate liquidity, and not to exceed a maximum amount of leverage.

(iii)
Minimum scheduled future operating lease revenues do not include revenue generated from new contracts entered into after September 30, 2016, revenue from unexercised option periods of contracts that existed on September 30, 2016, revenues from vessels in the Partnership's equity accounted investments, or variable or contingent revenues. Therefore, the minimum scheduled future operating lease revenues should not be construed to reflect total charter hire revenues that may be recognized for any of the years.

(iv)
As described in Note 5 to the Partnership’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year ended December 31, 2015, the Tangguh LNG Carriers’ time-charter contracts and the two bareboat charter contracts to Awilco LNG ASA are accounted for as direct financing leases.

b) During February and March 2016, Centrofin Management Inc. (or Centrofin), the charterer for both the Bermuda Spirit and Hamilton Spirit Suezmax tankers, exercised its option under the charter contracts to purchase both vessels. As a result of Centrofin exercising its purchase options, the Partnership recorded an accounting loss of $27.4 million for the nine months ended September 30, 2016. The vessels were delivered to Centrofin during April and May 2016 on the closing of the purchase options.